      As filed with the Securities and Exchange Commission on July 2, 2002

                                                   REGISTRATION NO. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    -----
                                   FORM S-8

                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933

                                    -----
                        INVERESK RESEARCH GROUP, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   DELAWARE                                  43-1955097
        (STATE OR OTHER JURISDICTION OF                   (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NO.)

                              11000 WESTON PARKWAY
                                    SUITE 100
                           CARY, NORTH CAROLINA 27513
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

              INVERESK RESEARCH GROUP, INC. 2002 STOCK OPTION PLAN
   INVERESK RESEARCH GROUP, INC. 2002 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                            (FULL TITLE OF THE PLANS)

                                 WALTER S. NIMMO
                          INVERESK RESEARCH GROUP, INC.
                              11000 WESTON PARKWAY
                                    SUITE 100
                           CARY, NORTH CAROLINA 27513
                      (NAME, ADDRESS AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:

                                KARL A. ROESSNER
                       CLIFFORD CHANCE ROGERS & WELLS LLP
                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166
                                 (212) 878-8000


                         CALCULATION OF REGISTRATION FEE

                                                                        PROPOSED
                   TITLE OF                            AMOUNT            MAXIMUM                                     AMOUNT OF
               SECURITIES TO BE                        TO BE         OFFERING PRICE        PROPOSED MAXIMUM        REGISTRATION
                  REGISTERED                       REGISTERED(1)        PER SHARE      AGGREGATE OFFERING PRICE         FEE
================================================ =================== ================ =========================== ================

Common Stock, par value $0.01 per share             3,995,490(2)         $13.06(3)           $52,181,099               $4,800

Common Stock, par value $0.01 per share             1,570,099(4)        $  0.49(5)             $ 769,349                 $ 71
================================================ =================== ================ =========================== ================

Total                                                 5,565,589             --                $52,950,448              $4,871
================================================ =================== ================ =========================== ================





(1) Pursuant to Rule 416(a) under the Securities Act of 1933, as amended, this Registration Statement shall also cover any additional shares of common stock which become issuable under the Inveresk Research Group, Inc. 2002 Stock Option Plan or the Inveresk Research Group, Inc. 2002 Non-Employee Directors Stock Option Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of outstanding shares of the Registrant's common stock.

(2) Represents 3,995,490 shares reserved for issuance upon the exercise of stock options that may be granted under the Inveresk Research Group, Inc. 2002 Stock Option Plan or the Inveresk Research Group, Inc. 2002 Non-Employee Directors Stock Option Plan.

(3) Estimated for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended, on the basis of the average of the high and low prices of the Registrant's common stock reported on The Nasdaq Stock Market's National Market on June 28, 2002.

(4) Represents 1,570,099 shares subject to options outstanding under the Inveresk Research Group, Inc. 2002 Stock Option Plan and the Inveresk Research Group, Inc. 2002 Non-Employee Directors Stock Option Plan.

(5) Estimated for the purpose of calculating the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended. The price of $0.49 per share represents the weighted average exercise price for such outstanding options.

                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

        The information called for in Part I of Form S-8 is omitted from this filing in accordance with the rules and the regulations of the Securities and Exchange Commission.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

        We incorporate by reference into this registration statement the following documents which we previously filed with the Securities and Exchange
Commission:

                  (a) Our prospectus included in our registration statement on Form S-1 (Commission File No. 333-85356) initially filed with the Commission on April 2, 2002, at the time such S-1 registration statement was declared effective on June 27, 2002 by the Commission.

                  (b) The description of our common stock contained in our registration statement on Form 8-A (Commission File No. 000-49765), initially filed with the Commission on April 29, 2002 pursuant to
         Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendments or reports filed for the purpose of updating such description.

        All documents that we file in accordance with Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, after the date of this registration statement and before we file a post-effective amendment to this registration statement that indicates that all securities covered by this registration statement have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this registration statement and will be a part of this registration statement from the date of filing of those documents. If any document that we file changes anything said in this registration statement or in an earlier document that is incorporated into this registration statement, the later document will modify or supersede what is said in this registration statement or the earlier document.

        You may request a copy of these filings at no cost, other than exhibits to those documents which are not specifically incorporated by reference, by writing or telephoning us at the following address:

                          Inveresk Research Group, Inc.
                              11000 Weston Parkway
                                    Suite 100
                           Cary, North Carolina 27513
                            Telephone: (919) 460-9005

ITEM 4.  DESCRIPTION OF SECURITIES

        Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

        Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Our Amended and Restated Certificate of Incorporation and By-laws require us to indemnify our directors and officers from and against any and all expenses, liabilities or other matters referred to in or covered by Section 145 of the Delaware General Corporation Law, to the fullest extent permitted by that law.

         Section 145 of the Delaware General Corporation Law permits a corporation to indemnify any person who was or is, or is threatened to be made a party to any threatened, pending or completed suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action.

         A corporation may indemnify against expenses (including attorneys' fees) and, except for an action by or in the name of the corporation, against judgments, fines and amounts paid in settlement as part of such suit or proceeding. This applies only if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation. In addition, with respect to any criminal action or proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

         In the case of an action by or in the name of the corporation, no indemnification of expenses may be made for any claim, as to which the person has been found to be liable to the corporation. The exception is if the court in which such action was brought determines that the person is reasonably entitled to indemnity for expenses.

         Section 145 of the Delaware General Corporation Law further provides that if a director, officer, employee or agent of the corporation has been successful in the defense of any suit, claim or proceeding described above, he or she will be indemnified for expenses (including attorneys' fees) actually and reasonably incurred by him or her.

         The indemnification provided for by Section 145 of the Delaware General Corporation Law is not exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders, vote of disinterested directors or otherwise, and continues as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such persons.

         We also maintain directors' and officers' liability insurance.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

        Not applicable.

ITEM 8.  EXHIBITS

         The following documents are filed with or incorporated by reference into this registration statement:

EXHIBIT NO.         DESCRIPTION
-----------         -----------

4.1                 Form of Stock Certificate (incorporated by reference to
                    Exhibit 4.1 of our registration statement on Form S-1 (Commission File No. 333-83536)).

4.2 Inveresk Research Group, Inc. 2002 Stock Option Plan (incorporated by reference to Exhibit 10.16 of our registration statement on Form S-1 (Commission File No. 333-83536)).

4.3 Inveresk Research Group, Inc. 2002 Non-Employee Directors Stock Option Plan (incorporated by reference to Exhibit
                    10.15 of our registration statement on Form S-1 (Commission File No. 333-83536)).

5.1                 Opinion of Clifford Chance Rogers & Wells LLP.

23.1                Consent of Arthur Andersen.

23.2                Consent of Ernst & Young LLP.

23.3                Consent of Clifford Chance Rogers & Wells LLP (included in
                    Exhibit 5.1).

24.1                Power of Attorney (included in signature page).


ITEM 9.  UNDERTAKINGS

        (a)       The undersigned registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i)      To include any prospectus required by
         Section 10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for a filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Cary, State of North Carolina, on July 2, 2002.

                                 INVERESK RESEARCH GROUP, INC.

                                 By:    /s/ Walter S. Nimmo
                                      ------------------------------------------
                                      Walter S. Nimmo
                                      President, Chief Executive Officer
                                      and Director


                                POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints Walter S. Nimmo and Paul Cowan, or either of them acting alone, his or her true and lawful attorney-in-fact and agent, in each case with full power of substitution and resubstitution, for him or her in his or her name and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, or any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(a) under the Securities Act of 1993, and to file the same, with exhibits thereto and other documents in connection therewith or in connection with the registration of the common stock offered hereby under the Securities Exchange Act of 1934, with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or his substitutes may do or cause to be done by virtue hereof.

          NAME AND SIGNATURE                                     TITLE                                    DATE
          ------------------                                     -----                                    ----


       /s/ Walter S. Nimmo               President, Chief Executive Officer and Director              July 2, 2002
------------------------------------
            Walter S. Nimmo              (Principal Executive Officer)

       /s/ Paul Cowan                    Chief Financial Officer (Principal Financial Officer         July 2, 2002
------------------------------------
              Paul Cowan                 and Principal Accounting Officer)

       /s/ Ian P. Sword                  Chairman of the Board of Directors                           July 2, 2002
------------------------------------
             Ian P. Sword

       /s/ John Urquhart                 Vice Chairman of the Board of Directors                      July 2, 2002
------------------------------------
             John Urquhart

       /s/ John T. Henderson             Director                                                     July 2, 2002
------------------------------------
           John T. Henderson

       /s/ S. Louise Mccrary             Director                                                     July 2, 2002
------------------------------------
           S. Louise McCrary



EXHIBIT INDEX

     Exhibit No.  Description
     -----------  -----------

         4.1      Form of Stock Certificate (incorporated by reference to
                  Exhibit 4.1 of our registration statement on Form S-1 (Commission File No. 333-83536)).

         4.2 Inveresk Research Group, Inc. 2002 Stock Option Plan (incorporated by reference to Exhibit 10.16 of our registration statement on Form S-1 (Commission File No. 333-83536)).

         4.3 Inveresk Research Group, Inc. 2002 Non-Employee Directors Stock Option Plan (incorporated by reference to Exhibit 10.15 of our registration statement on Form S-1 (Commission File No. 333-83536)).

         5.1      Opinion of Clifford Chance Rogers & Wells LLP.

        23.1      Consent of Arthur Andersen.

        23.2      Consent of Ernst & Young LLP.

        23.3      Consent of Clifford Chance Rogers & Wells LLP (included in
                  Exhibit 5.1).

        24.1      Power of Attorney (included in signature page).